Exhibit 23(a)

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



   To Interphase Corporation:

   As  independent  public  accountants,   we  hereby  consent  to   the
   incorporation of our reports, included in this Form 10-K into the Company's previously filed Registration Statement on Forms S-8 No. 33-62136 and No. 33-87546.




                                 ARTHUR ANDERSEN LLP


   Dallas, Texas
   March 25, 1998